DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016		Sep 30, 2017	Sep 30, 2016	2017 vs. 2016
EARNINGS SUMMARY
Interest Income	$2,476	$2,338	$2,278	$2,258	$2,184	$292	13%	$7,092	$6,358	$734	12%
Interest Expense	426	400	386	366	359	67	19%	1,212	1,032	180	17%
Net Interest Income	2,050	1,938	1,892	1,892	1,825	225	12%	5,880	5,326	554	10%
Discount/Interchange Revenue	675	666	596	665	631	44	7%	1,937	1,832	105	6%
Rewards Cost	417	388	363	411	368	49	13%	1,168	1,031	137	13%
Discount and Interchange Revenue, net	258	278	233	254	263	(5)	(2%)	769	801	(32)	(4%)
Protection Products Revenue	55	56	58	59	60	(5)	(8%)	169	180	(11)	(6%)
Loan Fee Income	95	83	89	93	91	4	4%	267	250	17	7%
Transaction Processing Revenue	43	42	39	40	40	3	8%	124	115	9	8%
Other Income	24	22	28	20	22	2	9%	74	69	5	7%
Total Other Income	475	481	447	466	476	(1)	—%	1,403	1,415	(12)	(1%)

Revenue Net of Interest Expense	2,525	2,419	2,339	2,358	2,301	224	10%	7,283	6,741	542	8%

Provision for Loan Losses	674	640	586	578	445	229	51%	1,900	1,281	619	48%

Employee Compensation and Benefits	371	367	363	352	342	29	8%	1,101	1,027	74	7%
Marketing and Business Development	203	192	168	176	195	8	4%	563	555	8	1%
Information Processing & Communications	78	77	80	81	81	(3)	(4%)	235	258	(23)	(9%)
Professional Fees	163	156	147	152	143	20	14%	466	453	13	3%
Premises and Equipment	25	23	25	23	25	—	—%	73	72	1	1%
Other Expense	108	97	102	113	109	(1)	(1%)	307	322	(15)	(5%)
Total Other Expense	948	912	885	897	895	53	6%	2,745	2,687	58	2%

Income Before Income Taxes	903	867	868	883	961	(58)	(6%)	2,638	2,773	(135)	(5%)
Tax Expense	301	321	304	320	322	(21)	(7%)	926	943	(17)	(2%)
Net Income	$602	$546	$564	$563	$639	($37)	(6%)	$1,712	$1,830	($118)	(6%)

Net Income Allocated to Common Stockholders	$589	$532	$551	$550	$625	($36)	(6%)	$1,672	$1,789	($117)	(7%)

Effective Tax Rate	33.3%	37.1%	35.0%	36.3%	33.5%			35.1%	34.0%

Net Interest Margin	10.28%	10.11%	10.07%	10.07%	9.99%	29	bps	10.16%	9.96%	20	bps
Operating Efficiency	37.5%	37.7%	37.9%	38.0%	38.9%	(140)	bps	37.7%	39.9%	(220)	bps
ROE	22%	19%	20%	20%	23%			20%	22%
Capital Returned to Common Stockholders	$667	$547	$620	$581	$689	($22)	(3%)	$1,835	$1,725	$110	6%
Payout Ratio	113%	103%	113%	106%	110%			110%	96%	1,400	bps

Ending Common Shares Outstanding	366	375	382	389	396	(30)	(8%)	366	396	(30)	(8%)
Weighted Average Common Shares Outstanding	371	379	386	392	402	(31)	(8%)	379	410	(31)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	371	379	386	393	402	(31)	(8%)	379	410	(31)	(8%)

PER SHARE STATISTICS
Basic EPS	$1.59	$1.41	$1.43	$1.40	$1.56	$0.03	2%	$4.42	$4.37	$0.05	1%
Diluted EPS	$1.59	$1.40	$1.43	$1.40	$1.56	$0.03	2%	$4.42	$4.36	$0.06	1%
Common Stock Price (period end)	$64.48	$62.19	$68.39	$72.09	$56.55	$7.93	14%	$64.48	$56.55	$7.93	14%
Book Value per share	$30.56	$30.01	$29.46	$29.13	$28.62	$1.94	7%	$30.56	$28.62	$1.94	7%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016		Sep 30, 2017	Sep 30, 2016	2017 vs. 2016
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$867	$831	$824	$868	$931	($64)	(7%)	$2,522	$2,681	($159)	(6%)
Payment Services	36	36	44	15	30	6	20%	116	92	24	26%
Total	$903	$867	$868	$883	$961	($58)	(6%)	$2,638	$2,773	($135)	(5%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	579	551	503	566	535	44	8%	1,633	1,559	74	5%
PULSE Network	996	961	870	891	871	125	14%	2,827	2,565	262	10%
Total	1,575	1,512	1,373	1,457	1,406	169	12%	4,460	4,124	336	8%

NETWORK VOLUME
PULSE Network	$39,828	$38,848	$36,066	$35,554	$33,913	$5,915	17%	$114,742	$102,449	$12,293	12%
Network Partners	3,811	3,461	3,661	3,235	3,313	498	15%	10,933	10,598	335	3%
Diners Club International [1]	7,989	7,800	7,382	7,334	7,331	658	9%	23,171	21,267	1,904	9%
Total Payment Services	51,628	50,109	47,109	46,123	44,557	7,071	16%	148,846	134,314	14,532	11%
Discover Network - Proprietary	33,576	33,342	29,859	34,029	31,759	1,817	6%	96,777	92,115	4,662	5%
Total	$85,204	$83,451	$76,968	$80,152	$76,316	$8,888	12%	$245,623	$226,429	$19,194	8%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$16,155	$14,722	$17,981	$13,766	$15,728	$427	3%
Total Loan Receivables	80,443	77,997	75,853	77,254	73,551	6,892	9%
Allowance for Loan Losses	(2,531)	(2,384)	(2,264)	(2,167)	(2,024)	(507)	(25%)
Net Loan Receivables	77,912	75,613	73,589	75,087	71,527	6,385	9%
Premises and Equipment, net	800	774	750	734	722	78	11%
Goodwill and Intangible Assets, net	418	419	420	421	421	(3)	(1%)
Other Assets	2,323	2,229	2,055	2,300	2,143	180	8%
Total Assets	$97,608	$93,757	$94,795	$92,308	$90,541	$7,067	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$38,703	$37,709	$37,094	$36,002	$35,323	$3,380	10%
Brokered Deposits and Other Deposits	17,432	15,155	16,428	15,990	13,922	3,510	25%
Deposits	56,135	52,864	53,522	51,992	49,245	6,890	14%
Borrowings	26,737	26,438	26,823	25,443	26,830	(93)	—%
Accrued Expenses and Other Liabilities	3,549	3,196	3,185	3,550	3,119	430	14%
Total Liabilities	86,421	82,498	83,530	80,985	79,194	7,227	9%
Total Equity	11,187	11,259	11,265	11,323	11,347	(160)	(1%)
Total Liabilities and Stockholders' Equity	$97,608	$93,757	$94,795	$92,308	$90,541	$7,067	8%

LIQUIDITY
Liquidity Portfolio	$13,906	$13,865	$16,213	$12,635	$14,017	(111)	(1%)
Undrawn Credit Facilities [1]	33,696	31,877	30,823	30,194	29,048	4,648	16%
Total Liquidity	$47,602	$45,742	$47,036	$42,829	$43,065	4,537	11%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016
BALANCE SHEET STATISTICS
Total Common Equity	$10,627	$10,699	$10,705	$10,763	$10,787	($160)	(1%)
Total Common Equity/Total Assets	10.9%	11.4%	11.3%	11.7%	11.9%
Total Common Equity/Net Loans	13.6%	14.2%	14.5%	14.3%	15.1%

Tangible Assets	$97,190	$93,338	$94,375	$91,887	$90,120	$7,070	8%
Tangible Common Equity [1]	$10,209	$10,280	$10,285	$10,342	$10,366	($157)	(2%)
Tangible Common Equity/Tangible Assets [1]	10.5%	11.0%	10.9%	11.3%	11.5%
Tangible Common Equity/Net Loans [1]	13.1%	13.6%	14.0%	13.8%	14.5%
Tangible Common Equity per share [1]	$27.89	$27.40	$26.90	$26.60	$26.15	$1.74	7%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	14.7%	15.2%	15.7%	15.5%	16.3%
Tier 1 Risk Based Capital Ratio	13.2%	13.7%	14.1%	13.9%	14.6%
Tier 1 Leverage Ratio	11.4%	11.8%	11.8%	12.3%	12.6%
Common Equity Tier 1 Capital Ratio	12.5%	13.0%	13.4%	13.2%	13.9%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	12.5%	13.0%	13.4%	13.2%	13.8%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	3.2	3.2	3.3	3.6	3.7

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Basel III Fully Phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Fully Phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Fully Phased-in Basel III rules to Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the nine months ended September 30, 2017, the six months ended June 30, 2017, the three months ended March 31, 2017, the twelve months ended December 31, 2016 and the nine months ended September 30, 2016

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016
AVERAGE BALANCES
Assets
Cash and Investment Securities	$14,547	$14,616	$15,424	$13,567	$13,761	$786	6%
Restricted Cash	848	559	819	473	621	227	37%
Credit Card Loans	62,647	60,700	60,122	59,121	57,561	5,086	9%
Private Student Loans	8,986	9,020	9,197	8,954	8,795	191	2%
Personal Loans	7,208	6,820	6,582	6,425	6,036	1,172	19%
Other Loans	348	314	284	275	276	72	26%
Total Loans	79,189	76,854	76,185	74,775	72,668	6,521	9%
Total Interest Earning Assets	94,584	92,029	92,428	88,815	87,050	7,534	9%
Allowance for Loan Losses	(2,379)	(2,262)	(2,166)	(2,021)	(1,947)	(432)	(22%)
Other Assets	4,192	4,147	4,166	4,162	4,282	(90)	(2%)
Total Assets	$96,397	$93,914	$94,428	$90,956	$89,385	$7,012	8%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$37,900	$36,956	$36,316	$35,396	$34,488	$3,412	10%
Brokered Deposits and Other Deposits	16,192	15,600	16,242	14,355	14,267	1,925	13%
Total Interest-bearing Deposits	54,092	52,556	52,558	49,751	48,755	5,337	11%
Short-term Borrowings	1	2	1	1	2	(1)	(50%)
Securitized Borrowings	17,206	16,141	16,960	16,817	16,736	470	3%
Other Long-term Borrowings	9,721	9,979	9,600	9,042	8,746	975	11%
Total Interest-bearing Liabilities	81,020	78,678	79,119	75,611	74,239	6,781	9%
Other Liabilities & Stockholders' Equity	15,377	15,236	15,309	15,345	15,146	231	2%
Total Liabilities and Stockholders' Equity	$96,397	$93,914	$94,428	$90,956	$89,385	$7,012	8%

AVERAGE RATES
Assets
Cash and Investment Securities	1.31%	1.12%	0.90%	0.72%	0.70%	61	bps
Restricted Cash	1.15%	0.89%	0.70%	0.37%	0.32%	83	bps
Credit Card Loans	12.83%	12.66%	12.65%	12.62%	12.53%	30	bps
Private Student Loans	7.56%	7.45%	7.29%	7.06%	7.13%	43	bps
Personal Loans	12.33%	12.22%	12.18%	12.09%	12.23%	10	bps
Other Loans	5.56%	5.59%	5.39%	4.88%	4.96%	60	bps
Total Loans	12.15%	11.98%	11.94%	11.88%	11.82%	33	bps
Total Interest Earning Assets	10.39%	10.19%	9.99%	10.12%	9.98%	41	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.37%	1.29%	1.25%	1.26%	1.26%	11	bps
Brokered Deposits and Other Deposits	2.12%	2.07%	1.98%	1.93%	1.90%	22	bps
Total Interest-bearing Deposits	1.59%	1.52%	1.48%	1.45%	1.45%	14	bps
Short-term Borrowings	1.33%	1.06%	0.67%	0.60%	0.62%	71	bps
Securitized Borrowings	2.37%	2.31%	2.17%	2.09%	2.07%	30	bps
Other Long-term Borrowings	4.30%	4.36%	4.38%	4.26%	4.27%	3	bps
Total Interest-bearing Liabilities	2.08%	2.04%	1.98%	1.93%	1.92%	16	bps

Net Interest Margin	10.28%	10.11%	10.07%	10.07%	9.99%	29	bps
Net Yield on Interest-earning Assets	8.60%	8.44%	8.30%	8.47%	8.34%	26	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016		Sep 30, 2017	Sep 30, 2016	2017 vs. 2016
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$80,443	$77,997	$75,853	$77,254	$73,551	$6,892	9%	$80,443	$73,551	$6,892	9%
Average Loans [1,2]	$79,189	$76,854	$76,185	$74,775	$72,668	$6,521	9%	$77,420	$71,442	$5,978	8%

Interest Yield	12.15%	11.98%	11.94%	11.88%	11.82%	33	bps	12.03%	11.75%	28	bps
Gross Principal Charge-off Rate	3.26%	3.36%	3.25%	2.91%	2.66%	60	bps	3.29%	2.78%	51	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.35%	3.47%	3.37%	3.02%	2.77%	58	bps	3.40%	2.89%	51	bps
Net Principal Charge-off Rate	2.63%	2.71%	2.60%	2.31%	2.02%	61	bps	2.65%	2.10%	55	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.71%	2.79%	2.69%	2.39%	2.10%	61	bps	2.73%	2.19%	54	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	2.05%	1.93%	1.97%	1.97%	1.79%	26	bps	2.05%	1.79%	26	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.91%	0.88%	0.92%	0.87%	0.77%	14	bps	0.91%	0.77%	14	bps
Gross Principal Charge-off Dollars	$651	$645	$611	$548	$488	$163	33%	$1,907	$1,486	$421	28%
Net Principal Charge-off Dollars	$527	$520	$489	$435	$370	$157	42%	$1,536	$1,126	$410	36%
Net Interest and Fee Charge-off Dollars	$107	$110	$106	$94	$80	$27	34%	$323	$250	$73	29%
Loans Delinquent Over 30 Days [3]	$1,605	$1,457	$1,445	$1,469	$1,269	$336	26%	$1,605	$1,269	$336	26%
Loans Delinquent Over 90 Days [3]	$709	$667	$675	$652	$545	$164	30%	$709	$545	$164	30%

Allowance for Loan Loss (period end)	$2,531	$2,384	$2,264	$2,167	$2,024	$507	25%	$2,531	$2,024	$507	25%
Change in Loan Loss Reserves	$147	$120	$97	$143	$75	$72		$364	$155	$209
Reserve Rate	3.15%	3.06%	2.98%	2.80%	2.75%	40	bps	3.15%	2.75%	40	bps
Reserve Rate Excluding PCI Loans [3]	3.20%	3.11%	3.04%	2.86%	2.81%	39	bps	3.20%	2.81%	39	bps

CREDIT CARD LOANS
Ending Loans	$63,475	$61,797	$59,757	$61,522	$58,006	$5,469	9%	$63,475	$58,006	$5,469	9%
Average Loans	$62,647	$60,700	$60,122	$59,121	$57,561	$5,086	9%	$61,165	$56,606	$4,559	8%

Interest Yield	12.83%	12.66%	12.65%	12.62%	12.53%	30	bps	12.72%	12.46%	26	bps
Gross Principal Charge-off Rate	3.53%	3.71%	3.61%	3.19%	2.93%	60	bps	3.61%	3.09%	52	bps
Net Principal Charge-off Rate	2.80%	2.94%	2.84%	2.47%	2.17%	63	bps	2.86%	2.30%	56	bps
Delinquency Rate (over 30 days)	2.14%	2.00%	2.06%	2.04%	1.87%	27	bps	2.14%	1.87%	27	bps
Delinquency Rate (over 90 days)	1.02%	0.98%	1.03%	0.97%	0.86%	16	bps	1.02%	0.86%	16	bps
Gross Principal Charge-off Dollars	$555	$561	$535	$474	$425	$130	31%	$1,651	$1,312	$339	26%
Net Principal Charge-off Dollars	$439	$445	$422	$369	$314	$125	40%	$1,306	$974	$332	34%
Loans Delinquent Over 30 Days	$1,359	$1,237	$1,233	$1,252	$1,086	$273	25%	$1,359	$1,086	$273	25%
Loans Delinquent Over 90 Days	$646	$603	$616	$597	$500	$146	29%	$646	$500	$146	29%

Allowance for Loan Loss (period end)	$2,091	$1,980	$1,892	$1,790	$1,661	$430	26%	$2,091	$1,661	$430	26%
Change in Loan Loss Reserves	$111	$88	$102	$129	$58	$53		$301	$107	$194
Reserve Rate	3.29%	3.21%	3.17%	2.91%	2.86%	43	bps	3.29%	2.86%	43	bps

Total Discover Card Volume	$35,581	$35,297	$32,406	$35,440	$33,471	$2,110	6%	$103,284	$96,884	$6,400	7%
Discover Card Sales Volume	$32,161	$32,172	$29,134	$32,486	$30,683	$1,478	5%	$93,467	$88,937	$4,530	5%
Rewards Rate	1.30%	1.20%	1.25%	1.26%	1.20%	10	bps	1.25%	1.16%	9	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016		Sep 30, 2017	Sep 30, 2016	2017 vs. 2016
PRIVATE STUDENT LOANS
Ending Loans	$9,200	$8,916	$9,138	$8,977	$8,995	$205	2%	$9,200	$8,995	$205	2%
Ending PCI Loans [1]	$2,202	$2,322	$2,449	$2,584	$2,708	($506)	(19%)	$2,202	$2,708	($506)	(19%)

Interest Yield	7.56%	7.45%	7.29%	7.06%	7.13%	43	bps	7.43%	7.09%	34	bps
Net Principal Charge-off Rate	1.14%	0.85%	0.60%	1.00%	0.70%	44	bps	0.86%	0.67%	19	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.52%	1.15%	0.83%	1.42%	1.02%	50	bps	1.17%	0.99%	18	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	2.14%	2.12%	2.04%	2.22%	1.87%	27	bps	2.14%	1.87%	27	bps

Reserve Rate	1.77%	1.78%	1.70%	1.74%	1.74%	3	bps	1.77%	1.74%	3	bps
Reserve Rate excluding PCI Loans [2]	1.89%	1.91%	1.80%	1.91%	1.92%	(3)	bps	1.89%	1.92%	(3)	bps

PERSONAL LOANS
Ending Loans	$7,397	$6,955	$6,663	$6,481	$6,273	$1,124	18%	$7,397	$6,273	$1,124	18%

Interest Yield	12.33%	12.22%	12.18%	12.09%	12.23%	10	bps	12.24%	12.23%	1	bps
Net Principal Charge-off Rate	3.19%	3.18%	3.16%	2.70%	2.63%	56	bps	3.18%	2.49%	69	bps
Delinquency Rate (over 30 days)	1.27%	1.14%	1.12%	1.12%	0.98%	29	bps	1.27%	0.98%	29	bps

Reserve Rate	3.63%	3.38%	3.10%	3.09%	2.98%	65	bps	3.63%	2.98%	65	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016		Sep 30, 2017	Sep 30, 2016	2017 vs. 2016
DIRECT BANKING
Interest Income	$2,476	$2,338	$2,278	$2,258	$2,184	$292	13%	$7,092	$6,358	$734	12%
Interest Expense	426	400	386	366	359	67	19%	1,212	1,032	180	17%
Net Interest Income	2,050	1,938	1,892	1,892	1,825	225	12%	5,880	5,326	554	10%
Other Income	401	408	375	401	408	(7)	(2%)	1,184	1,210	(26)	(2%)
Revenue Net of Interest Expense	2,451	2,346	2,267	2,293	2,233	218	10%	7,064	6,536	528	8%
Provision for Loan Losses	675	639	594	579	445	230	52%	1,908	1,279	629	49%
Total Other Expense	909	876	849	846	857	52	6%	2,634	2,576	58	2%
Income Before Income Taxes	$867	$831	$824	$868	$931	($64)	(7%)	$2,522	$2,681	($159)	(6%)

Net Interest Margin	10.28%	10.11%	10.07%	10.07%	10.00%	28	bps	10.16%	9.96%	20	bps
Pretax Return on Loan Receivables	4.35%	4.34%	4.39%	4.62%	5.10%	(75)	bps	4.36%	5.01%	(65)	bps

Allowance for Loan Loss (period end)	$2,525	$2,377	$2,258	$2,151	$2,007	$518	26%	$2,525	$2,007	$518	26%
Change in Loan Loss Reserves	$148	$119	$107	$144	$75	$73		$374	$154	$220

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	74	73	72	65	68	6	9%	219	205	14	7%
Revenue Net of Interest Expense	74	73	72	65	68	6	9%	219	205	14	7%
Provision for Loan Losses	(1)	1	(8)	(1)	—	(1)	NM	(8)	2	(10)	NM
Total Other Expense	39	36	36	51	38	1	3%	111	111	—	—%
Income Before Income Taxes	$36	$36	$44	$15	$30	$6	20%	$116	$92	$24	26%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
GAAP Total Common Equity	$10,627	$10,699	$10,705	$10,763	$10,787
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(163)	(164)	(165)	(166)	(166)
Tangible Common Equity [1]	$10,209	$10,280	$10,285	$10,342	$10,366

Common Equity Tier 1 Capital (Basel III Transition)	$10,419	$10,492	$10,501	$10,592	$10,618
Adjustments Related To Capital Components During Transition [2]	(25)	(25)	(26)	(52)	(52)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,394	$10,467	$10,475	$10,540	$10,566

Common Equity Tier 1 Capital Ratio (Basel III Transition)	12.5%	13.0%	13.4%	13.2%	13.9%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [3]	12.5%	13.0%	13.4%	13.2%	13.8%

GAAP Book Value Per Share	$30.56	$30.01	$29.46	$29.13	$28.62
Less: Goodwill	(0.69)	(0.68)	(0.67)	(0.67)	(0.64)
Less: Intangibles	(0.45)	(0.44)	(0.43)	(0.42)	(0.42)
Less: Preferred Stock	(1.53)	(1.49)	(1.46)	(1.44)	(1.41)
Tangible Common Equity Per Share	$27.89	$27.40	$26.90	$26.60	$26.15

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms